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                                                                FINAL TRANSCRIPT




CONFERENCE CALL TRANSCRIPT

APRS - Q1 2005 APROPOS TECHNOLOGY, INC. EARNINGS CONFERENCE CALL

EVENT DATE/TIME:  APR. 26. 2005 / 4:00PM CT
EVENT DURATION:  N/A/






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                                                                FINAL TRANSCRIPT
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APR. 26, 2005/ 4:00PM, APRS - Q1 2005 APROPOS TECHNOLOGY, INC. EARNINGS
CONFERENCE CALL
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CORPORATE PARTICIPANTS
 LESLIE LOYET
 Apropos Technology, Inc. - Financial Relations Board

 DAVID MCCRABB
 Apropos Technology, Inc. - Interim President and CEO

 FRANK LEONARD
 Apropos Technology, Inc. - CFO



CONFERENCE CALL PARTICIPANTS
 TED KETTERERER
 T.K. Associates Investments - Analyst

 DAN ZEFF
 Zeff Capital - Analyst


 PRESENTATION



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OPERATOR


Good afternoon, ladies and gentlemen, and welcome to today's Apropos Technology first quarter 2005 earnings conference call. At this time all lines have been place on a listen only mode and the floor will open for questions following today's presentation. It is now our pleasure to turn the call over to your host, Miss Leslie Loyet, Financial Relations Board. Please go ahead, Leslie.


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LESLIE LOYET  - APROPOS TECHNOLOGY, INC. - FINANCIAL RELATIONS BOARD

Thank you. Good afternoon, everyone, and thank you again for joining us for the Apropos first quarter conference call. By now everyone should have received a copy of the Press Release that was sent out this afternoon. If anyone needs a copy it is available on Apropos's Web site at www.apropos.com or you can contact Samir Patel at 312 640-6771 and he will send a copy to you immediately.

Before I turn the call over to David McCrabb, Interim President and CEO, I need to remind you that certain statements made during this conference call that are not historical may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Apropos believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, they can give no assurance that its expectations can be attained. Factors and risks that could cause actual results to differ materially from expectations are detailed in this afternoon's Press Release and from time to time with the Company's filings with the SEC. Additionally we wanted to let people know that the information and statements are made as of the date of this call, April 26, 2005. Listeners to any replay should understand that the passage of time by itself will diminish the quality of the statement. Also, the contents of the call are the property of the Company. Any replay or transmission of the call may be done only with the consent of Apropos Technology. With that said I would now like to turn the call over to David for his opening remarks. David, please go ahead.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

Thank you, Leslie. Good afternoon, everyone, and thank you for taking time to join us today. With me today is Frank Leonard, our Chief Financial Officer. Our agenda for today, Frank will cover Apropos's financial results for Q1. After Frank's comments I will highlight the non-financial activities of Q1 and then I will open the call for questions. I would now like to turn the call over to Frank.

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

Thank you, David. Revenues for the first quarter 2005 of $4.2 million were down 18% from the $5.2 million in the year ago period. In the current quarter the software license revenue component totaled $1.1 million, down from $2 million in the first quarter of 2004. While we believe there remains solid activity for our product, the timing of orders influenced by internal customer deadlines or priorities, adversely impacted current quarter software revenues. New customers accounted for 22% of software revenues compared to 34% in the year ago quarter. Revenues from services and other in the first quarter 2005 of $3.1 is down 0.1 million or less than 2% from the year ago period. Support revenues of $2.4 million are basically flat with last year's quarter. Service revenues of $674,000 were down from the $712,000 in the year ago quarter. Service revenues were impacted by lower utilization rates and the type of services provided. Current quarter service mix included more upgrade and special projects than new system implementations.

On a channel basis the indirect and OEM business in the first quarter 2005 was 34% compared to 37% for the same period a year ago. Much of the strength in the current quarter is from our primary EMEA channel partner, Mitel. In the current quarter we further strengthened our relationship with Mitel by expanding our distribution agreement to include their resellers and partners.

On a geographic basis North America business in the first quarter of 2005 accounted for 65% of revenues compared to 81% in the same period a year ago. Our EMEA operations, which have been historically more channel focused, accounted to 32% of revenues this quarter. This represented EMEA's best quarter in 2 1/2 years. In the current quarter the Company added 4 new customers. 75% of these customers selected our multi-media capabilities to avoid e-mail or Web. The calculated average sales price for new customers was $189,000 in the current quarter. While the current quarter ASP is down from the over $250,000 average ASP for calendar 2004, it is still consistent with our belief that initial projects remain smaller in scope.

Gross margins for the first quarter 2005 of 73.6% declined by 6.6% when compared to the same quarter a year ago. A shift in product mix, principally due to a decrease in higher margin software revenues, had a negative impact on margins of 3.9%. Also, service and other margins were lower in the current quarter versus the year ago period due to slightly lower professional services staff utilization rates and the mix of services performed.

Operating costs for the first quarter of 2005 totaled $3.8 million. The first quarter of 2004 operating costs of $4.2 million included restructuring charges of nearly $0.4 million. Excluding restructuring charges from the prior year period current quarter operating costs would have increased approximately $20,000 or about 1/2 of 1% from the year ago period. Higher marketing, consulting and recruiting costs were basically offset by lower legal and medical benefits. While marketing efforts have picked up over the last few quarters, it follows a prolonged period where marketing efforts were minimized as we focused on reaching profitability. The first quarter of 2005 also represents the sixth consecutive quarter where recurring operating costs have been less than $4.1 million. Total staffing, including the professional service organization, was just under 100 at March 31st compared to 95 a year ago. Staff level increases from a year ago were all focus on revenue generating and marketing activities.

Lower revenues and margins led to the first net loss in 6 quarters when restructuring charges are excluded. The US GAAP net loss for the first quarter 2005 was $511,000 or basic net loss of $0.03 per share. This compares to the US GAAP net income for the first quarter of 2004 of $15,000 or a rounded basic net income of zero cents per share. The prior year quarter included restructuring charges of 0.4 million or $0.03 per share.

Despite the disappointing revenues and earnings for the quarter our financial condition remains strong. For the sixth consecutive quarter the Company has reported positive cash flows. Cash generated in the first quarter 2005 totaled $81,000. The main contributing factors were leverage obtained from a streamlined operating cost structure, seasonally strong first quarter support billings, improved DSOs and proceeds from stock options. At March 31st our cash and investment balances stand at $41.2 million.

Trade receivables at March 2005 totaled $2.3 million. The day sales outstanding at March 31st of 50 days represents an improvement of 2 days from the 52 days at December 31st. At March 31st, 2005 there were 17,846,000 shares outstanding. Our book value per share was $2.16. Separately the combined cash and short-term investment balances represented $2.31 per share.

Let me take a moment to discuss our expectations going forward. I would again refer you to the opening remarks regarding forward-looking statements. In last quarter's conference call we indicated the Company lacked solid revenue visibility for the first quarter and for the near term foreseeable future. That continues to be the case for the current period. As a result of no solid revenue visibility we have and will continue to closely monitor our cost structure. In the current revenue environment we believe targeting staff levels at or slightly above 100 persons makes sense. We will also monitor other expenses to better align costs with expected revenues. We anticipate operating costs for the second quarter of 2005 not to exceed $4 million. While the current quarter was a setback our efforts are focused on returning to profitability and being cash flow positive for the year. We believe the operational improvements and current product offerings provide strong fundamentals of support and create shareholder value. At this time I would like to turn back the discussion to David.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

Thank you, Frank. I will now address what happened in Q1. First I want to clearly set the minds of our shareholders that the financial results for Q1 are unacceptable to your management team. We know that Q1 from a financial perspective was a major disappointment and we are determined to improve the performance of this Company and create shareholder value. What happened in Q1 simply put is that business we expected to close did not happen. We expected business from new and existing customers and it did not close. In only one case did we actually lose the business to a much lower cost competitor.

What in the future can be done to ensure that such financial results are not repeated? First, in Q4 of 2004 we started our marketing programs focused at credit unions. In Q1 of 2005 we started our marketing programs for customers support help desks. Both these efforts did not affect Q1 revenue but they will impact revenue for fiscal year 2005. These marketing programs have already significantly increased customer interest in Apropos as measured by Web activity, attendance in Company's Web-inars and call in activity into our inside sales organization. This surge in activity is a clear early indicator that our programs are being successful in creating mind share for Apropos. We now much execute to turn this mind share into market share.

In January we introduced our new selling process that focuses on the business value that Apropos brings to our customers. That process dovetails nicely with the marketing messages of improved service and lower cost operations that we are taking to our two customer segments. In the very near future this new sales process will be instrumental in taking the leads generated by our marketing programs and turning them into sales. Also in Q1 we slowed the deployments of Version 6.5 to ensure that our product had the quality and reliability that our customers expect. This slowing of deployment did affect Q1 revenue but it was deemed to be in the best interest of the Company in the long run. The actions that were taken in Q4 and Q1 are now creating more customer opportunities for Apropos. This growth in the number of opportunities tied with our new sales process will provide a platform for increased revenue as we continue into fiscal year 2005.

There were two very positive activities in Q1. First, our relationship with Mitel in the UK continues to expand and was a key reason for the EMEA region to achieve their best quarter out of the last 10 quarters. This relationship is now being implemented in North America. While we are still early in the North America implementation it is clear that the expansion of the Mitel relationship modeled from our UK success will positively impact North American results. Secondly, we received our first order from our SBC relationship. Clearly with the reach that SBC has this first successful transaction will provide the traction for future business that would be beyond Apropos's current capabilities. Yes, Q1 was a financial disappointment. However, the plans that were put in place in Q4 and expanded on in Q1 are good with early indicators pointing to more customer interest in Apropos. We must continue to move forward and resource those plans so the fiscal year 2005 will be a financial success. At this time I would like to open the call for questions.


QUESTION AND ANSWER


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OPERATOR

[operator instructions] Ted Kettererer of TK Associates.

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TED KETTERERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

The last time I talked to you I asked you about pipelines and things and you deferred the answer to that. Can you comment at all? I mean you know this stock is-- obviously this is disappointing and shareholders are disappointed but can you comment at all in terms of changes in that pipeline from what you've seen in the last 4 or 5 months, David?

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

Yes, let me address that. As Frank said we really don't feel comfortable giving forward-looking statements but I can say that the activities that we have engaged with in Q4 and Q1 have significantly increased the opportunities available to us. Our pipeline today process today does not yield the kind of reliable forecasting that we would-- so that we would like to be able to share with you so I don't want to get into the specifics of pipeline but I will say the pipeline has grown and the number of new opportunities we are adding to the pipeline is at its highest point we've been at in the last 6 to 9 months. So we are adding new opportunities in the pipeline. It's at a higher rate than it has been in the last 6 to 9 months and we are seeing a lot of interest and I would like to be able to say that next quarter we could start sharing those pipeline numbers with you as we get more confidence in the predictable nature of that data.

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TED KETTERER - T.K. ASSOCIATES INVESTMENTS - ANALYST

Secondly, in terms of the slipped deals you only lost one transaction that went to a lower cost. Have any of those closed this month? Do you anticipate sort of a-- will there be any kind of a possible catch up or is the whole sales cycle now really extended?

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

That does get to guidance so I--

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TED KETTERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

I mean look, guys, at $1 million in license revenue where are it would just as a shareholder it would help to have some insight. Now one is going to buy or sell based on what you're doing.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

In terms of quarter to date--

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

We don't have any of the larger deals closed, Ted, but there is some very active activity with a couple deals.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

And we have closed some of the smaller deals.

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TED KETTERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

Some of the smaller deals.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

When we say larger we're talking about deals typically that are over 150,000 to 200,000. The smaller deals are under 100,000. That's kind of our metric.

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TED KETTERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

I got it. Could I ask one last question? If you had SBC came in as a reseller and in the quarter closed 1 transaction. Mitel closes 2. That to me if I'm just using $150,000 a transaction is 450,000. Then I have to assume that your sales force, the entire sales force, only generated $550,000 in license revenue.

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

Our direct sales force did not have a very strong quarter.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

Especially in North America.

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TED KETTERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

I would say, Frank, that's one of the understatements of the day
[indiscernible-multiple speakers] very strong quarter.

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

Let me put the SBC-- the SBC transaction that we received in Q1 was not recognized as revenue in Q1.

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TED KETTERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

Oh, it was not?

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

No.

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TED KETTERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

Okay, well that's helpful going forward then. All right can I ask one last question, if you step back? Is there a viable market here and business for this product in today's business environment?

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

Absolutely and you know let me just give you one--

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TED KETTERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

Because the license revenue would lead that's a realistic question.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

Let me give you this one data point and I believe it's a clear precursor of the level of activity. In our Web activity from Q1 versus Q4 and when I say Web activity that's people visiting our Web site, Web pages, is up over 250%. We are really seeing an increase when I talk about attendance at Web-inars I mean the number of absolute attendees to our Web-inars is up very significantly over Q3 and Q4 so this interest in Apropos will, in fact, turn into increased revenue. You know clearly one way we can become more predictable is to have a lot more opportunities available to us to close in any given quarter and that is one of the goals that we have as a management team is to increase the number of opportunities we have to close so that our close rate can be less than 50% in order to get the kind of revenue growth we're looking at.

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TED KETTERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

So to sum it up there's still activity. The smaller deals that slip, some of them have closed and you're seeing a hell of a lot more interest.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

Yes.

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TED KETTERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

And you had an absolutely disastrous North American sales experience with your direct sales people.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

In Q1.

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TED KETTERER  - T.K. ASSOCIATES INVESTMENTS - ANALYST

All right. It is what it is. Thanks. I don't have any more questions.

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OPERATOR

Dan Zeff of Zeff Capital Partners.

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DAN ZEFF  - ZEFF CAPITAL - ANALYST

All right, did you say you could be free cash flow positive for the year?

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

That's what we believe. We can still be cash flow positive for the year, correct.

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DAN ZEFF  - ZEFF CAPITAL - ANALYST

What's your D&A and your cap ex depreciation and amortization and cap ex for this year?

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

We're looking it up real quick here, Dan.

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

I'll give you for the first quarter. I'm trying to get to the page.

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DAN ZEFF  - ZEFF CAPITAL - ANALYST

I guess while you look for that I could ask at what point in time do you decide that the product is not viable or is not selling? How long do you give the sales force-- at what point do you say, "We need to do a restructuring; we need to seek some other options for the Company as a whole." Part of the question relates to the time it takes to close deals and part of it relates to simply looking for alternatives.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

As Frank is getting that let me give you kind of how we're managing this business. We take a critical look at every activity that we undertake in a management meeting and it happens to be this Thursday, an all day meeting, where we take a look at the activities we had in Q1. What results from those activities did we expect? How close did we come to those results in terms of lead generation, in terms of bugs fixed etceteras, all the major things that you would look at in a software business and we really take and say, "Are we on the right path? Do we have to make a course correction?" So from that standpoint we're constantly doing course corrections in terms of what we're trying to do, how we're investing our money, how we're spending our money. I would like to say if you take a look at Q1 of last year versus Q1 of this year, even though the expenses were up just minimally the amount of money going into sales and marketing to generate revenue has increased significantly and we have lowered expenses in some of the G&A areas and some of the engineering areas so we are moving to focus on revenue growth as we move forward with this Company. Frank, do you have the--

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

Yes, Dan, the depreciation and amortization the first quarter was 100,000 and for the year we expect it to be about 400,000.

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DAN ZEFF  - ZEFF CAPITAL - ANALYST

Okay and capital spending?

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

Cap ex was 76,000 the first quarter. We expect high for the year around 25-275.

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DAN ZEFF  - ZEFF CAPITAL - ANALYST

Okay so you're making something up in terms of receivables or working capital if you can get to free cash flow or do you think you can turn an operating profit?

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

That would be forward-looking.

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DAN ZEFF  - ZEFF CAPITAL - ANALYST

Well, no. I mean this is your statement that you could be free cash flow positive for the year. How do you get there? By operating income or by working capital changes?

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FRANK LEONARD  - APROPOS TECHNOLOGY, INC. - CFO

It would be more than likely from net income.

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OPERATOR

[operator instructions] We have no further questions at this time. I will now turn the floor over to management for any closing comments.

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DAVID MCCRABB  - APROPOS TECHNOLOGY, INC. - INTERIM PRESIDENT AND CEO

At this point I want to mention that Apropos will be participating in the AEA Micro Cap Financial Conference on Tuesday, May 17th in Monterey, California. For those of you familiar with this conference it is one of the largest industry conferences held each year. Our attendance will give Apropos networking opportunities with investors as well as other potential business partners. We encourage you to stop by our room at the Monterey Plaza Hotel and listen to our presentation. For more specific information on this conference you can visit the Web site www.aeanet.org.

Finally, in our last call I said the following. Our focus is simple; sequential revenue growth, continued profitability and introduction of innovative products. Our primary goal was the creation of shareholder value. That is still our focus and our goal. I can assure you that every member of the management team is dedicated to achieving that goal. Thank you for your support. I will now adjourn the call.

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OPERATOR

Thank you. This does conclude today's teleconference. Please disconnect all lines and have a great day.

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(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.